UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: November 16, 2004

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA		70433
(Address of Principal Executive Offices)		(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a Material Definitive Agreement

See the disclosure under Item 3.03 of this Current Report on Form 8-K, which is incorporated by reference in this Item 1.01.

Item 3.03—Material Modification to Rights of Security Holders

A Fifth Supplemental Indenture, dated November 19, 2004, to that Indenture dated July 24, 2001 (“2001 Indenture”), has been executed by Hornbeck Offshore Services, Inc. (NYSE: HOS), a Delaware corporation (“Company”), certain of its subsidiaries and Wells Fargo Bank, National Association, as trustee. The Fifth Supplemental Indenture becomes operative, by its terms, upon consummation of the purchase, in connection with the Company’s pending tender offer (“Offer”) and related consent solicitation (“Solicitation”), of those of the Company’s $175,000,000 aggregate principal amount of 10-5/8% Senior Notes due 2008 (CUSIP 440536 AB 6) (the “2001 Notes”) tendered prior to 5:00 p.m. Eastern time on November 17, 2004, which constitute more than a majority of the aggregate outstanding principal amount of the Company’s 2001 Notes. The Fifth Supplemental Indenture will amend the 2001 Indenture by eliminating most of the restrictive covenants and certain defined events of default relating to the 2001 Notes. The closing, scheduled for November 23, 2004, of the purchase of 2001 Notes pursuant to the Offer is conditioned on the sale of $225,000,000 aggregate principal amount of the Company’s 6.125% Senior Notes due 2014 (“Senior Notes”).

The Senior Notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Senior Notes.

The description of the provisions of the Fifth Supplemental Indenture set forth above is qualified in its entirety by reference to the full and complete terms contained in the Fifth Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1.

Item 8.01—Other Events

On November 16, 2004, the Company announced that it had determined the total consideration to be paid pursuant to its pending Offer for any and all of the 2001 Notes and the related Solicitation.

On November 17, 2004, the Company announced that it had received the consents necessary to adopt the proposed amendments to the 2001 Indenture governing the 2001 Notes in the Offer and Solicitation.

Copies of press releases with these announcements are attached as Exhibits 99.1 and 99.2.

Item 9.01—Financial Statements and Exhibits

(c)	Exhibits.

4.1	Fifth Supplemental Indenture, dated November 19, 2004, to that certain Indenture dated July 24, 2001, between Wells Fargo Bank Minnesota, National Association (as Trustee), Hornbeck Offshore Services, Inc., and the guarantors named therein

99.1	Press Release, dated November 16, 2004

99.2	Press Release, dated November 17, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: November 22, 2004	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated November 19, 2004, to that certain Indenture dated July 24, 2001, between Wells Fargo Bank Minnesota, National Association (as Trustee), Hornbeck Offshore Services, Inc., and the guarantors named therein

99.1	Press Release, dated November 16, 2004

99.2	Press Release, dated November 17, 2004

4